July 9, 1994


Genicom Corporation
14800 Conference Center Drive
Suite 400
Westfields Corporate Center
Chantilly, Virginia 22021

Genicom Foreign Sales Corporation
Chase Financial Center
11A & 11B Curacao Gade
P.O. Box 6220
St. Thomas, U.S. Virgin Islands 00804


     Re:  Extension of and Amendment to Financing Agreements


Gentlemen:

     Reference is made to that certain Loan and Security Agreement dated as of September 25, 1990 (as amended, the "Loan Agreement") by and among Genicom Corporation ("Genicom"), Genicom Foreign Sales Corporation ("Genicom FSC"; Genicom and Genicom FSC, individually and collectively, jointly and severally, the "Borrower") and The CIT Group/Credit Finance, Inc. ("Lender"), as assignee of Fidelcor Business Credit Corporation ("Fidelcor"), together with various other agreements, documents, instruments, and guaranties, then or now or at any time executed and/or delivered in connection therewith or otherwise related thereto, including, but not limited to, the Amended Note (as defined below) a Letter Agreement re: First Amendment to Financing Agreements, dated May, 1991, a Letter Agreement, dated March 3, 1992, a Letter Agreement re: Amendment to Financing Agreements, dated March 24, 1992 and a Letter Agreement re: Extension of and Amendment to Financing Agreements, dated September 23, 1992 (all of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

     On or about the date hereof, Borrower has requested that Lender (a) extend the term of the Financing Agreements and
(b) add Enterprising Service Solutions Corporation ("ESSC") as a "Borrower" under the Financing Agreements and, within the limits of the Maximum Credit and on and subject to all of the terms and conditions set forth in the Loan Agreement, make loans, advances and other financial accommodations available to ESSC; all of which Lender is willing to do, subject to the terms and conditions hereof.

     In consideration of the foregoing, the parties hereto hereby agree as follows:

     1.   Definitions.

          (a) Section 10.6(c)(i) of the Loan Agreement is hereby amended to include ESSC within the definition of the term
"Borrower", and all references to Borrower in the Loan Agreement and other Financing Agreements shall mean each of Genicom, Genicom FSC and ESSC, jointly and severally, individually and collectively, and the successors and assigns of each.

          (b)  All other capitalized terms used in this Letter
re: Extension of and Amendment to Financing Agreements
("Amendment") which are defined in the Loan Agreement, and are not otherwise defined herein, shall have the same meaning specified in the Loan Agreement.

     2. Assumption. ESSC hereby (a) expressly assumes, and confirms and ratifies its assumption of, by means of this Amendment, all of the Obligations, (b) undertakes and agrees to perform directly in favor of Lender, jointly and severally with Genicom and Genicom FSC, which shall remain directly liable therefor, all of the Obligations in accordance with all of the terms and provisions of the Financing Agreements; and
(c) acknowledges and confirms that the Obligations so assumed shall be secured by all assets and properties of ESSC now or hereafter constituting Collateral.

     3. Restatement. The Obligations of Genicom and Genicom FSC to Lender assumed by ESSC as aforesaid shall be repayable as follows: (a) the Term Loan to Genicom shall be repayable in accordance with the terms of the Restated and Amended Promissory Note, dated as of September 26, 1992, executed and delivered by Genicom in favor of Lender in the original principal amount of $3,339,650 (the "Amended Note"), the Loan Agreement and the other Financing Agreements and (b) the remaining balance of the Obligations of Genicom and Genicom FSC shall constitute and be deemed joint and several Obligations of Genicom, Genicom FSC and ESSC, and shall be repayable in accordance with the terms of the Financing Agreements.

     4. Adoption. All of the Financing Agreements are hereby and shall be deemed adopted and assumed in full by ESSC and considered as agreements between ESSC and Lender, except as otherwise provided herein. ESSC hereby ratifies, restates, affirms and confirms all of the terms and conditions of the Financing Agreements.

     5. Acknowledgement of Indebtedness. Borrower hereby acknowledges, confirms and agrees that Borrower is indebted to Lender as of the close of business on June 7, 1994, for Obligations in the principal amount of not less than $20,323,038.63, together with interest accrued and accruing thereon, and all fees, costs and expenses and other charges now or hereafter payable by Borrower to Lender under the Financing Agreements, all of which is unconditionally owed by Borrower to Lender without offset, defense or counterclaim of any kind, nature or description whatsoever. Genicom and Genicom FSC each hereby acknowledges and agrees that the assumption by ESSC of the Obligations pursuant to this Amendment or otherwise, does not, in any manner, constitute payment of, impair, limit, cancel, extinguish, release or diminish the Obligations of Genicom and Genicom FSC under the Loan Agreement and the other Financing Agreements. Genicom and Genicom FSC each hereby acknowledges, confirms and agrees that the Obligations and the security interests, liens and encumbrances upon their respective properties and assets heretofore granted to Lender to secure the Obligations shall continue in full force and effect from and after the date hereof.

     6. Direct Grant of Security Interest by ESSC. As security for the prompt performance, observance and payment in full of all Obligations, ESSC hereby grants to Lender a continuing security interest in, lien upon and a right of setoff against the Collateral, and ESSC hereby assigns, transfers, pledges and sets over to Lender all of its now owned and hereafter acquired interests in the Collateral.

     7.   Confirmation of Guaranties and Collateral Therefor.

          (a) Genicom FSC and Genicom Canada Inc. ("Genicom Canada") hereby ratify and confirm (i) each of the Guaranties dated as of September 25, 1990 to which each is a party originally made in favor of Fidelcor and now held by Lender with respect to the Obligations of Genicom to Lender, and (ii) all grants, pledges and assignments, security interests, liens or other collateral for such Guaranties or other obligations of Genicom FSC and/or Genicom Canada heretofore granted, made and/or delivered in favor of Fidelcor now held by Lender.

          (b) Genicom hereby ratifies and confirms (i) its Guaranty dated as of September 25, 1990 originally made in favor of Fidelcor and now held by Lender with respect to the Obligations of Genicom FSC to Lender, and (ii) all grants, pledges and assignments, security interests, liens or other collateral for such Guaranty or other obligations of Genicom heretofore granted, made and/or delivered in favor of Fidelcor and now held by Lender.

          (c) Genicom International Holdings Corporation ("Genicom Holdings"), Genicom International Limited ("Genicom
(UK)") and Genicom Limited ("Genicom Ltd.") hereby ratify and confirm (i) each of their Guaranties or Guarantees and Indemnities, as the case may be, dated as of September 25, 1990, to which such companies are a party, originally made in favor of Fidelcor and now held by Lender with respect to the Obligations of the Borrower to Lender, and (ii) all grants, pledges and assignments, security interests, liens or other collateral for Guaranties or Guaranties and Indemnities or other obligations of such companies heretofore granted, made and/or delivered in favor of Fidelcor and now held by Lender.

          (d) Delmarva Technologies Corporation ("Delmarva") hereby ratifies and confirms (i) its Guaranty dated March 27, 1991 in favor of Lender with respect to the Obligations of Borrower to Lender, and (ii) all grants, pledges and assignments, security interests, liens or other collateral for such Guaranty or other obligations of Delmarva heretofore granted, made and/or delivered in favor of Lender.

          (e) Rastek Corporation ("Rastek") hereby ratifies and confirms (i) its Guaranty dated September 23, 1992 in favor of Lender with respect to the Obligations of Borrower to Lender, and
(ii) all grants, pledges and assignments, security interests, liens or other collateral for such Guaranty or other obligations of Rastek heretofore granted, made and/or delivered in favor of Lender.

          (f) Genicom, Genicom FSC, Genicom (UK), Genicom Ltd., Genicom Holdings, Delmarva and Rastek hereby acknowledge, confirm and agree that (i) all Obligations of the Borrower referred to and/or described in, and guaranteed to Lender pursuant to, any Guaranty, Guarantees, or Guarantees and Indemnities described in paragraphs 6(a) through 6(e), inclusive (individually and collectively, "Existing Guaranty") to which each of the aforesaid companies is respectively a party mean and refer to and include all Obligations of ESSC, whether assumed under this Amendment or now or hereafter incurred or arising under any of the Financing Agreements and (ii) all grants, pledges and assignments, security interests, liens or other collateral for the Existing Guaranty to which each of the aforesaid companies is respectively a party shall secure all Obligations of ESSC guaranteed under such Existing Guaranty, whether assumed under this Amendment or now or hereafter incurred or arising under any of the Financing Agreements.

          (g) Contemporaneously herewith, ESSC has executed and delivered a Guaranty in favor of Lender, pursuant to which ESSC has unconditionally guaranteed to Lender the prompt payment and performance of the Obligations of Genicom and Genicom FSC to Lender.

     8.   Amendments to Financing Agreements.

          (a) Eligible Accounts Owned by ESSC. The following sentence is hereby added as the last sentence of Section 2.1(d) of the Loan Agreement:

          "In addition to, and not in limitation of the foregoing, accounts owed by Computervision Corporation ("Computervision") to Enterprising Service Solutions Corporation ("ESSC") shall not constitute Eligible Accounts unless Computervision has executed and delivered in favor of Lender a non-offset letter with respect to all such accounts, in form and substance satisfactory to Lender in its sole discretion, which non-offset letter (i) shall provide, among other things, that Computervision shall remit directly to Lender payment of all of Computervision's accounts at any time owing to ESSC without offset, defense, counterclaim or deduction and (ii) must at all times remain in full force and effect and shall not have been rescinded, terminated, modified or amended, in whole or in part, by Computervision."

          (b)  Eligible Inventory.  Section 2.1(g) of the Loan
Agreement is hereby deleted in its entirety and replaced with the following:

          "(g) "Eligible Inventory" is inventory in one of the categories of inventory listed in Section 10.1(b)(ii) owned by Genicom Corporation, Genicom Foreign Sales Corporation or Genicom Limited which is and remains acceptable to Lender for lending purposes and is located at one of the addresses set forth in Section 10.6(e). Notwithstanding anything to the contrary contained in this Agreement, it is expressly understood and agreed that no inventory now or hereafter owned by Enterprising Service Solutions Corporation constitutes, or shall constitute, Eligible Inventory."

          (c)  Combined Net Worth.  Section 6.11 of the Loan
Agreement is hereby deleted in its entirety and replaced with the following:

          "6.11 Borrower shall at all times maintain working capital and net worth (each as determined, on a consolidated basis, in accordance with generally accepted accounting principles of the United States, in effect on the date hereof, consistently applied) in the amounts set forth in
          Section 10.5 and Borrower shall not, directly or indirectly, expend or commit to expend, for fixed or capital assets (including capital lease obligations) an amount in excess of the capital expenditure limit set forth in Section 10.5 in any fiscal year of Borrower. For purposes of calculating the Combined Net Worth of the direct and indirect subsidiaries of Borrower identified in Section 10.5, amounts due Genicom Corporation from any such subsidiary shall be considered equity in such subsidiary."

          (d) Term. Section 9.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "This Agreement shall only become effective upon execution and delivery by Borrower and Lender and shall continue in full force and effect through and including December 30, 1996 (the "Extended Term") and shall be deemed automatically renewed for successive terms of one (1) year thereafter unless terminated as of the end of the Extended Term or any renewal term (each a "Term") by either party giving the other written notice at least sixty (60) days prior to the end of the then-current Term. Notwithstanding the foregoing, in the event either Borrower or Lender delivers written notice to the other, on or before October 30, 1996, terminating this Agreement as of the expiration of the Extended Term, at the sole option of Lender, by written notice delivered by Lender to Borrower on or before December 15, 1996, the Extended Term shall be extended to and shall terminate on January 5, 1997."

          (e) Termination; Early Termination Fee. Section 9.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "Borrower may also terminate this Agreement by giving Lender at least thirty (30) days prior written notice at any time upon payment in full of all of the Obligations as provided herein, including the early termination fee provided below. Lender shall also have the right to terminate this Agreement at any time upon or after the occurrence of an Event of Default. If Lender terminates this Agreement upon or after the occurrence of an Event of Default, or if Borrower shall terminate this Agreement as permitted herein effective prior to the end of the then-current Term, in addition to all other Obligations, Borrower shall pay to Lender, upon the effective date of termination, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits, an early termination fee equal to two (2%) percent of the Maximum Credit if such termination occurs on or prior to December 30, 1995 and one (1%) percent of the Maximum Credit if such termination occurs after December 30, 1995 but on or prior to the end of the Extended Term or the end of any renewal term. Notwithstanding the foregoing, in the event that, prior to such termination, Genicom Corporation issues additional shares of its capital stock to a third party in an aggregate amount equal to at least 19% of the shares of capital stock of Genicom Corporation issued and outstanding as of June 5, 1994 in a transaction with a third party to which Lender has consented in accordance with the terms and provisions of this Agreement, then the early termination fee shall in all events be $75,000."

          (f) Accounts Lending Formula. Section 10.1(b)(i) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "(i) Eligible Accounts Percentages:

               (A)  Eligible Other Accounts
                    (expressly excluding those created
                    by ESSC):                                 85%

               (B)  Eligible Distributor Accounts
                    (expressly excluding those
                    created by ESSC):                         75%

               (C)  Eligible Foreign Accounts (expressly
                    excluding those created by ESSC):         80%

               (D)  Eligible Accounts of Borrower's
                    Eligible Subsidiaries:                    80%

               (E)  Eligible Accounts of ESSC:               80%"

          (g) Inventory Lending Formulas. Section 10.1(b)(ii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "(ii)     Eligible Inventory Percentages:

          (A)  Finished goods consisting of line
               printers:                                   28.70%

          (B)  Finished goods consisting of serial
               printers:                                   21.00%

          (C)  Finished goods consisting of laser
               printers:                                   28.00%

          (D)  Manufactured and purchased parts for
               printers held for sale to customers
               in the ordinary course of business as
               spare parts:                                18.90%

          (E)  Spare parts held for manufacturing of
               printers:                                   11.90%

          (F)  Manufactured and purchased relay
               parts:                                      13.75%

          (G)  Finished goods consisting of relay
               parts:                                      30.25%

          (H)  Service parts:                            10.50%."

          (h) Accounts Sublimit. The following subsection is hereby added to Section 10.1(c) of the Loan Agreement, as Section
10.1(c)(vi):

          "(vi)     In respect of Eligible Accounts
                    owed by Computervision
                    to ESSC                             $750,000"

          (i) Letter of Credit Accommodations. Section 10.3(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "(a) Lender's charge for
               Accommodations:                  3.5% per annum"

          (j)  Interest Rate.  Section 10.4(a) of the Loan
Agreement is hereby deleted in its entirety and replaced with the following:

          "(a) Interest Rate:

               Prime Rate plus                      3% per annum"

          (k)  Financial Covenants.  Section 10.5 of the Loan
Agreement is hereby deleted in its entirety and replaced with the following:

          "10.5     Financial Covenants:

                    As to Borrower:                Not applicable

                    As to the following
                    direct and indirect
                    subsidiaries of
                    Borrower:                 Genicom Canada Inc.
                                            Genicom International
                                              Limited
                                                  Genicom Limited
                                                     Genicom S.A.
                                                     Genicom GmbH
                                                      Genicom SpA
                                              Genicom Pty Limited

                    Combined Net worth:               $8,307,750"

          (l) Field Examiner Charges. The reference to "$450 per person, per day for Lender's examiners" contained in Section
6.13(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "$550 per person, per day for Lender's examiners"

     9.   General Provisions.

          (a) ESSC Inventory Advances. CIT acknowledges that it is willing to further amend the Loan Agreement, subsequent to execution of this Amendment, to provide for the making of Revolving Loans with respect to Eligible Inventory owned by ESSC, subject to CIT's receipt of a written appraisal report for such inventory satisfactory to CIT in its sole discretion. Such Revolving Loans with respect to such inventory shall be at such advance rates and subject to such sublimits as CIT shall require in its sole discretion.

          (b) Effect of this Amendment. Except as specifically amended hereby, no other changes to the Loan Agreement or any other Financing Agreements are intended or implied, and in all other respects the Loan Agreement and the other Financing Agreements are in full force and effect and are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof, except that in the event of any conflict between any term or provision of this Amendment and any term or provision of the Financing Agreements, the term or provision of this Amendment shall control.

          (c) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same Amendment.

                              Very truly yours,

                              THE CIT GROUP/CREDIT FINANCE, INC.

                              By:_______________________________

                              Title:____________________________


AGREED TO:

GENICOM CORPORATION

By:_________________________

Title:______________________


GENICOM FOREIGN SALES CORPORATION

By:_________________________

Title:______________________


ENTERPRISING SERVICE
  SOLUTIONS CORPORATION

By:_________________________

Title:______________________


ACKNOWLEDGED AND AGREED TO:

RASTEK CORPORATION

By:_________________________

Title:______________________







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GENICOM CANADA INC.

By:_________________________

Title:______________________


GENICOM INTERNATIONAL HOLDINGS
 CORPORATION

By:_________________________

Title:______________________


GENICOM INTERNATIONAL LIMITED

By:_________________________

Title:______________________


GENICOM LIMITED

By:_________________________

Title:______________________


DELMARVA TECHNOLOGIES CORPORATION

By:_________________________

Title:______________________












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